Registration No. 333-63151


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]

         Pre-Effective Amendment No. __                             [ ]

         Post-Effective Amendment No. 4                             [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

         Amendment No. 5                                            [X]


                               PRASAD SERIES TRUST
               (Exact name of registrant as specified in charter)



             8869 Brecksville Road, Suite C, Brecksville, Ohio 44141
                    (Address of principal executive offices)

             Registrant's Telephone Number: (440) 922-0066 ext. 104




    Rajendra Prasad, 1310 East Ocean Blvd., Unit #1204, Long Beach, CA 90802
                     (Name and address of agent for service)


                                    Copy to:

                             Michael J. Meaney, Esq.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
     2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114

         It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b) of Rule 485.
     ----

       X  on July 30, 2002 pursuant to paragraph (b) of Rule 485.
     ----

          60 days after filing pursuant to paragraph (a) of Rule 485.
     ----

          on (date) pursuant to paragraph (a) of Rule 485.
     ----

                                   PROSPECTUS

                               PRASAD GROWTH FUND

                                  July 30, 2002


                              8869 Brecksville Road
                                     Suite C
                             Brecksville, Ohio 44141

                                 (877) 59 FUNDS
                             (440) 922-0066 ext. 104

                        http://www.prasadseriestrust.com

              Investment Objective:         Capital Appreciation
              Minimum Investment Initial    $1,000
                                            Subsequent $100
              Sales Charge:                 None, 100% No-Load
              12(b)1 Fee:                   None
              Exit or Redemption fee:       None

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 RISK/RETURN SUMMARY

Investment Objective

     The Fund's investment objective is to obtain capital appreciation.

Principal Investment Strategies

     The Fund seeks its investment objective principally by investing at least 65% of its total assets in equity securities. Equity securities are common stocks and preferred stocks and securities convertible into or exchangeable for common stocks or preferred stocks.


     The Fund's Adviser emphasizes a "growth" style of investing. In selecting equity securities, the Adviser will seek to invest in companies which have high earnings growth rates and which currently demonstrate superior long term capital appreciation relative to other equity securities and the NASDAQ Composite.


     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market mutual funds, high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

     The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

     The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.

Main Risks

     General Risks. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of the Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that the Fund's investment objective will be attained. The Fund's share price may decline and you could lose money.

     Stock Market Risks. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund's share price is likely to decline in value.

     Growth Stock Risks. There is no assurance that the Fund's "growth" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

     Non-Diversification. The Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets may be invested in the shares of a limited number of companies. The Fund's portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a "diversified" fund.

     Short Selling Risks. Since short selling can result in profits when stock prices generally decline, the Fund in this manner can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent that the net asset value of a mutual fund that does not engage in short sales.

Bar Chart and Performance Table

     The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for a one-year period and the life of the Fund compared to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                                   [Bar Chart]


            1999                      2000                       2001
            ----                      ----                       ----
             52%                     (-44%)                    (-13.65%)


     During the life of the Fund through December 31, 2001, the highest return for a quarter was 85.04% (quarter ended December 31, 1999) and the lowest return for a quarter was -29.67% (quarter ended June 30, 2000).

                        AVERAGE ANNUAL TOTAL RETURNS (1)

(For the periods ended December 31, 2001)


                                                  1 Year         Life of Fund(2)
                                                  ------         ---------------
Return Before Taxes                               -13.65%            -23.79%
Return After Taxes on Distributions               -13.65%            -15.76%
Return After Taxes on Distributions and Sale       -8.32%             -5.12%
of Fund Shares
--------------------------------------------------------------------------------
NASDAQ Composite Index(3)                         -21.05%             -1.37%
S&P 500 Index(3)                                  -13.04%             -3.38%

(indexes reflect no deduction for fees, expenses, or taxes)


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)  Since November 23, 1998.


(3) The Fund previously used the S&P 500 Index for comparison purposes but is now using the NASDAQ Composite Index because the Fund believes that such Index is more reflective of the Fund's investment style and portfolio.

                          FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund). *

          Management Fees                           1.50%
          Other Expenses                            0.00%
          Total Annual Fund Operating Expenses      1.50%

* A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 year           3 years           5 years           10 years
       ------           -------           -------           --------

        $153             $474              $818              $1,791


                             HOW TO PURCHASE SHARES

     Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Fund.

Shareholders Accounts

     When a shareholder invests in the Fund, Mutual Shareholder Services LLC ("Mutual Shareholder Services"), the Transfer Agent for the Fund, will establish an open account to which all full and fractional shares will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase


     The initial purchase may be made by personal check or by wire from the investor's account in the following manner:

By Check. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a personal check for the initial investment payable to Prasad Series Trust, mailed to: Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141. The Fund will not accept cash, cashier's checks, money orders, credit card convenience checks or third party checks.

By Wire. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: Fifth Third Bank, ABA #042 000 314, for further credit to Account No. 729-37951, Prasad Growth Fund. Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at
(877) 59 FUNDS or (440) 922-0066 ext. 104. The investor's bank may charge a fee for the wire transfer of funds. The Fund will not accept third party wire transfers.

Subsequent Purchases

     Investors may make additional purchases in the following manner:

By Check. Checks made payable to Prasad Series Trust should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141.

By Wire. Funds may be wired by following the previously discussed wire instructions for an initial purchase.

By Telephone. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in the Fund on the preceding day for which payment has been received, by telephoning Mutual
Shareholder Services, at (877) 59 FUNDS or (440) 922-0066 ext. 104 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

Price of Shares

     The price paid for shares of the Fund is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of your investment in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.

     The assets of the Fund are valued primarily on the basis of market quotations.

Other Information Concerning Purchase of Shares

     The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold the Fund harmless from net losses to the Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier's or certified check.


                              HOW TO REDEEM SHARES

     All shares of the Fund offered for redemption will be redeemed at the net asset value per share of such class of the Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

Redemption by Mail

     Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

     If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (877) 59 FUNDS or (440) 922-0066 ext. 104.

     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. The Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

     Shares may be redeemed by telephone by calling Mutual Shareholder Services at (877) 59 FUNDS or (440) 922-0066 ext. 104 between 9:00 A.M. and 4:00 P.M.
eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Fund at (877) 59 FUNDS or (440) 922-0066 ext. 104. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

     A shareholder who requests that the proceeds of a redemption of $5,000 or more be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

     The Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, the Fund could be affected adversely by immediate payment. In addition, the right of redemption for the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund's shareholders.

     Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

                              INVESTMENT MANAGEMENT

The Investment Adviser


     The Fund has retained as its investment adviser Mutual Funds Leader, Inc. (the "Adviser"), 1310 East Ocean Blvd., #1204, Long Beach, California 90802, an investment management firm founded in 1998.


     Subject to the supervision of the Fund's Board of Trustees, the Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.

     The Adviser receives from the Fund as compensation for its services an annual fee of 1.5% of the Fund's net assets.

Portfolio Manager


     Rajendra Prasad, M.D. is the portfolio manager of the Fund. Dr. Prasad is a physician in part-time practice. He personally was registered as an investment advisor under the Investment Advisors Act of 1940 from 1992 to 1998 and has managed accounts of individual investors since 1996. From 1993 to 1999, he published a monthly newsletter, "The Mutual Funds Leader," which sought to guide investors in selecting mutual funds. Prior to the inception of the Fund in 1998, neither the Adviser nor Dr. Prasad had any prior experience in advising mutual funds.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

     In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

     If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

     The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

     Fund distributions may be both dividends and capital gains. Generally, distributions from the Fund are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


                               GENERAL INFORMATION

     Fifth Third Bank, 35 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian for the Fund's securities and cash. Mutual Shareholder Services LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, is the Fund's Transfer, Redemption and Dividend Distributing Agent.

     McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Fund.

     McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114, is legal counsel to the Fund and to the Adviser.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.


                               4/1/01        4/1/00       4/1/99      11/23/98**
                                 to            to           to            to
                               3/31/02       3/31/01      3/31/00      3/31/99
                               -------       -------      -------      -------


Net Asset Value:

Beginning of Period            $3.62          $17.60      $10.46       $10.00

Net Investment Income          (0.04)          (0.01)      (0.12)       (0.05)

Net Gains or Losses on
  Securities (realized
  or unrealized)                0.78            9.50        7.26         0.51
                                ----            ----        ----         ----

Total From Investment
  Operations                    0.74            9.51        7.14         0.46

Dividends (from net
  investment income)            0.00            0.00        0.00         0.00

Distributions (from
  capital gains)                0.00           (4.47)       0.00         0.00
                                ----           ------       ----         ----

Total Distributions             0.00           (4.47)       0.00         0.00

Net Asset Value:

End of Period                  $4.36           $3.62      $17.60       $10.46

Total Return                   20.44%         (67.00%)     68.26%       13.37%

Ratios/Supplemental Data:

Net Assets End of Period
  (Thousands)                  823              688        1,683        210

Ratio of Expenses to
  Average Net Assets            1.50%           1.50%       1.50%        1.50%*

Ratio of Net Investment
  Income to Average Net
  Assets                       (0.87%)          (.10%)     (1.21%)      (1.08%)

Portfolio Turnover Rate         524%            1013%        455%        272%*

* Annualized ** Commencement of operations.


Notes to Financial Statements appear in the Fund's Statement of Additional Information.

TABLE OF CONTENTS                                            Page
-----------------                                            ----


PRASAD GROWTH FUND                                            1
RISK/RETURN SUMMARY                                           2
FEES AND EXPENSES OF THE FUND                                 4
HOW TO PURCHASE SHARES                                        4
HOW TO REDEEM SHARES                                          5
INVESTMENT MANAGEMENT                                         7
DIVIDENDS, DISTRIBUTIONS AND TAXES                            7
GENERAL INFORMATION                                           7
FINANCIAL HIGHLIGHTS                                          9


     A Statement of Additional Information (SAI) dated the same date as this Prospectus, is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Fund at (877) 59 FUNDS.

     Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can call 1-202-942-8090 for information on the Public Reference Room's operations and copying charges.

                                            Prasad Series Trust
                                            8869 Brecksville Road
                                            Suite C
                                            Brecksville, Ohio  44141
                                            (440) 922-0066 ext. 104

Investment Company Act File No:    811-8993

                       STATEMENT OF ADDITIONAL INFORMATION


                               PRASAD GROWTH FUND
                              8869 Brecksville Road
                                     Suite C
                             Brecksville, Ohio 44141
                                 (877) 59 FUNDS
                             (440) 922-0066 ext. 104


     Prasad Growth Fund (the "Fund") is a non-diversified portfolio of Prasad Series Trust (the "Trust") an open-end management investment company. The investment objective of the Fund is to obtain capital appreciation. This Statement of Additional Information is not a prospectus. A copy of the Fund's prospectus can be obtained from the Fund's Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, telephone number (877) 59 FUNDS or (440) 922-0066 ext. 104.

     The date of this Statement of Additional Information is July 30, 2002.

                                TABLE OF CONTENTS
                                -----------------

CAPTION                                       PAGE      LOCATION IN PROSPECTUS
-------                                       ----      ----------------------

Fund History                                   3        Not Applicable

Investments and Risks                          3        Risk/Return Summary

Management of the Fund                         7        Investment Management

Ownership of Shares                            8        Not Applicable

Investment Advisory and Other Services         8        Investment Management

Brokerage Allocation                          10        Not Applicable

Capital Stock and Other Securities            11        Not Applicable

Purchase, Redemption and Pricing              11        How to Purchase Shares/
of Shares                                               How to Redeem Shares

Taxation of Fund                              11        Dividends, Distributions
                                                        and Taxes

Performance                                   12        Not Applicable

Financial Statements                          13        Financial Highlights

                                  FUND HISTORY

     The Trust was organized as a business trust under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated July 31, 1998.


                              INVESTMENTS AND RISKS

Classification

     The Fund is a non-diversified portfolio of the Trust, which is an open-end management investment company.

Investment Strategies and Risks

     The Fund has an investment objective of obtaining capital appreciation. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary."

     Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

     Options. The Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges. Such options may be on individual securities or on indexes. A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price. If the market value of the underlying security or index declines, the value of the put option would be expected to rise. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

     A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price. If the market value of the underlying security or index rises, the value of the call option would also be expected to rise. If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

     Warrants. The Fund may invest up to 5% of its net assets in warrants, which are options to purchase a specified security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. If the market value of the underlying security remains the same or declines, the warrant could lose all of its value, resulting in a loss to the Fund.

     Futures Contracts. For the purpose of hedging the Fund's investment in equity securities or its cash position, the Fund may invest up to 5% of its net assets in futures contracts for the purchase or sale of specific securities or stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures are generally bought and sold on commodity exchanges.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into futures contracts on debt securities or stock indexes.

     In addition, the market price of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

     Short Sales. The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.

     Since short selling can result in profits when stock prices generally decline, the Fund in this manner can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent that the net asset value of a mutual fund that does not engage in short sales.

     No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund' net assets or 2% of the securities of any class of the issuer. In addition, to secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short or the market value of the securities at the time they were sold short. The Fund may make short sales "against the box", i.e., sales made when the Fund owns securities identical to those sold short.

Fund Policies

     The Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Act, the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Except as set forth in the Prospectus or this Statement of Additional Information, the Fund may not:

          1. Invest more than 25% of the value of such Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

          2. Purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested in securities that are not readily marketable.

          3. With respect to 50% of the total assets of the Fund, purchase a security of any issuer (other than cash, money market mutual funds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.

          4. Invest more than 25% of the value of its assets in a single issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

          5. Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition.

          6. Invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 1% of the total outstanding voting stock of such closed-end company.

          7. Invest more than 10% of the Fund's net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

          8. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited.

          9. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

          10. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          11. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options.

          12. Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

          13. Invest for the purpose of exercising control or management of another issuer.

          14. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          15. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

          16. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          17. Issue senior securities as defined in the Act.

          18. Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


                             MANAGEMENT OF THE FUND


The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The day-to-day operations of the Fund are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Fund. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk. Rajendra Prasad is an interested person by reason of his position as President and controlling shareholder of the Investment Advisor.

                           Term of     Principal
                           Office(1)   Occupation        Number of    Other
Name and        Position   and Length  During            Portfolios   Director-
Address and     Held with  of Time     Past              Overseen by  ships Held
Age             the Trust  Served      5 Years           Trustee      by Trustee
---             ---------  ------      -------           -------      ----------
Rajendra         Chairman  Since       Portfolio manager
Prasad, M.D.*    and       1998        for Prasad           1             0
1310 East Ocean  Trustee               Growth Fund.
Blvd., #1204                           Physician in
Long Beach,                            private
CA 90802                               practice.
Age: 57

Samir Thakkar    Trustee   Since       Managing Partner
MBA, ChFC, CFP             1998        and Registered       1             0
575 Anton Blvd.                        Principal 20/20
Suite 860                              Financial
Costa Mesa,                            Advisers, L.L.C.
CA  92626
Age: 45

(1) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (i) the date the trustee dies, resigns or is removed.


     No officer, director or employee of Mutual Funds Leader Inc. (the "Adviser") receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an officer, director or employee of the Adviser or any affiliate receives from the Adviser a fee of $125 for each Board or shareholders meeting attended. The fees paid to the Trustees for the fiscal year ended March 31, 2002, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

                               COMPENSATION TABLE


  Trustee       Aggregate       Pension or     Estimated      Total Compensation
            Compensation From   Retirement   Annual Benefits  from Fund and Fund
                 the Fund       Benefits     upon Retirement    Complex Paid to
                                                                    Trustee
--------------------------------------------------------------------------------
Samir Thakkar     $500            $0              $0                  $0


                                 SHARE OWNERSHIP


     The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of June 18, 2002:


                                                     Aggregate Dollar Range of
                                                     Equity Securities in All
                                                 Registered Investment Companies
                                                           Overseen by
                      Dollar Range of Equity           Trustee in Family of
Name of Trustee       Securities in the Fund*          Investment Companies*
--------------------------------------------------------------------------------
Rajendra Prasad         $10,001 - $50,000               $10,001 - $50,000

Samir Thakkar                 None                            None


*Based on June 18, 2002 net asset value of $3.76 per share.

     The Fund and the Investment Advisor have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act. The code permits personnel to invest in securities, including securities that may be purchased or held by the Fund.


                               OWNERSHIP OF SHARES

     As of June 18, 2002, the following persons were known by the Fund to be the beneficial owners of more than 5% of the shares of the Fund:


              Name and Address                         Percentage of
                                                       Ownership


         Krishna & Parvataneni Arun, MD Tttees
         Profit Sharing Plan Trust                        21.18%
         2777 Pacific Avenue - Suite D
         Long Beach, CA 90806

         National Investors Services                      10.99%
         55 Water Street - 32nd Floor
         New York, NY 10041

         Babu Prasad IRA                                  10.02%
         306 West 40th Street
         Kays, KS 67601

         Veena Charu IRA                                   9.43%
         1757 N. Mountain View Place
         Fullerton, CA 92831

         Paul S. Yoon IRA
         18817 Jeffrey Avenue                              6.20%
         Cerritos, CA 90703

         Paul P. Lee, Trustee                              6.11%
         Lee Family Trust Dated 12/10/75
         945 Via Del Monte
         Palos Verdes Estates, CA  90274


         Rajendra Prasad*                                  5.84%
         1310 East Ocean Blvd., Unit #1204
         Long Beach, CA 90802


*Rajendra Prasad may be deemed to "control" the Fund.

     As of June 18, 2002, all officers and Trustees as a group beneficially owned 11,183 shares, constituting 5.84% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     Mutual Funds Leader, Inc. (the "Adviser") is the investment adviser for the Fund. Rajendra Prasad is the president and a principal shareholder of the Adviser and, therefore, is deemed to be in control of the Adviser.

     As compensation for the Adviser's services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1.5% of the net assets of the Fund. For the fiscal year ended March 31, 2002, the Adviser received management fees from the Fund in the amount of $12,842.

     Subject to the supervision and direction of the Fund's Trustees, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, the Adviser furnishes office facilities and clerical and administrative services, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses. In addition, subject to the direction of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the business affairs of the Fund.

     Brokerage fees and commissions, taxes, interest and extraordinary expenses are paid by the Fund.


     When the Board of Trustees approved the renewal of the Investment Advisory and Administration Agreement at a meeting on April 20, 2002, the Board considered and evaluated the following: (i) the terms and conditions of the Agreement, including the nature, extent and quality of services provided to the Fund by the Adviser, and the fees charged for those services; (ii) the Fund's expense cap; (iii) the experience and track record of the person who manages the Fund on behalf of the Adviser and (iv) the Trustees' legal duties in considering the renewal of the Agreement. On the basis of its review, the Board of Trustees found that the terms of the Investment Advisory and Administration Agreement were fair and reasonable and in the best interests of the Fund and its shareholders.

Other Service Providers


     The Fund has entered into an Administration Agreement with Mutual Shareholder Services LLC ("MSS"), pursuant to which MSS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MSS maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Adviser pays MSS an annual fee, paid monthly, equal to $9.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, the Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $21,000 for the first $25,000,000 in net assets, $10,500 for the next $25,000,000 in net assets and $5,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. These fees are paid by the Adviser. For the fiscal year ended March 31, 2002, the Adviser paid MSS fees under the Administration Agreement and the Accounting Services Agreement in the amount of $10,731.25.


     Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the Fund's custodian. As custodian, Fifth Third Bank maintains custody of the Fund's cash and portfolio securities.

     McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Fund. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of the Fund and examines its financial statements.


                              BROKERAGE ALLOCATION

     Decisions to buy and sell securities for the Fund are made by the Adviser subject to the overall supervision and review by the Fund's Trustees. Portfolio security transactions for the Fund are effected by or under the supervision of the Adviser.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

     In executing portfolio transactions and selecting brokers and dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory and Administration Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

     The Fund's Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. the Adviser's fee under the Investment Advisory and Administration Agreement is not reduced by reason of the Adviser's receiving such brokerage and research services.


     During the fiscal year ended March 31, 2002, the aggregate amount of brokerage commissions paid by the Fund was $9,796.44.

                       CAPITAL STOCK AND OTHER SECURITIES

     The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest in the Fund. Shareholders are entitled to one vote per share on such matters as shareholders are entitled to vote.

     Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

     The price paid for shares of the Fund is the net asset value per share next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.
     For purposes of computing the net asset value per share of the Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair market value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.


                              TAXATION OF THE FUND

     The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

     Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.


                                   PERFORMANCE

     From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.
Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results.


     Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Bloomberg or Morningstar, Inc.

     All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained from the Fund without charge.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
Prasad Growth Fund

We have audited the accompanying statement of assets and liabilities of the Prasad Growth Fund, including the schedule of portfolio investments as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and the period from November 23, 1998 (commencement of operations) through March 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prasad Growth Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 23, 1998 (commencement of operations) through March 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/McCurdy & Associates CPA's, Inc.
-----------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 18, 2002

                               PRASAD GROWTH FUND


Schedule of Investments

                                 March 31, 2002



Shares/Principal Amount                  Market Value           % of Assets
COMMON STOCKS


Building Miscellaneous Products
     300 American Woodmark Corp.             $18,924
     300 Associated Materials, Inc.           15,300
                                              ------
                                              34,224                4.16%


Building Residential/Commercial
     250 Meritage Corp.*                      15,975
     50 NVR Holding*                          15,775
                                              ------
                                              31,750                3.86%


Business Service
     1,100 Macrovision Corporation*           29,315                3.56%
                                              ------


Business Service Staffing
     1 Labor Ready Inc.*                           8                0.00%
                                                  --


Computer Services
     600 Amdocs Limited*                      15,990
     450 CSG systems International*           12,811
                                              ------
                                              28,801                3.50%


Computer Systems
     1,000 Quality Systems, Inc.*             15,230                1.85%
                                              ------

Drug Biomedical/Genetic
     600 Invitrogen Corp.*                    20,592                2.50%
                                              ------

Drug Ethical
     500 Elan Corp., ADS*                      6,955
     750 First Horizon Pharmaceutical*        16,770
                                              ------
                                              23,725                2.88%
Drug Generic
     1,000 Ivax Corporation*                  16,050                1.95%
                                              ------

Drug Wholesale Distribution
     600 Syncor International Corporation*    16,350                1.99%
                                              ------

Shares/Principal Amount                  Market Value           % of Assets

Electrical Equipment
     2,600 Global Power Equipment Group*     $32,422                3.94%
                                              ------

Financial Credit Services
     1,000 Actrade Financial Technology*      15,340
       500 Americredit Corp.*                 18,995
       700 Metris Companies, Inc.             14,000
                                              ------
                                              48,335                5.87%

Financial Savings & Loan
     750 Flagstar Bancorp                     17,460                2.12%
                                              ------

Food Beverage & Softdrinks
     600 Coca Cola FEMSA, S.A.                16,356                1.99%
                                              ------

Healthcare Medical and Dental Supply
     1,400 Medical Action Industries, Inc.*   18,172                2.21%
                                              ------

Healthcare Outpatient & Home Care
     2,000 Dynacq International, Inc.         30,340
     1,400 Shaw Group, Inc.*                  38,500
                                              ------
                                              68,840                8.36%

Home Audio & Video Production
     1,000 Clearone Communications, Inc.*    $16,400                1.99%

Internet E Commerce
     2,000 Cryptologic, Inc.*                 29,400                3.57%

Internet Network
     500 Verisign, Inc.*                      13,500
     15,000 Xcelera, Inc.*                    26,250
                                              ------
                                              39,750                4.83%

Investment Mortgage Services
     1,000 American Home Mortgage Holdings    15,500                1.88%
                                              ------

Leisure Products
     500 Direct Focus, Inc.*                 $19,025                2.31%
                                             -------

Leisure Toys & Games
     850 JAKKS Pacific, Inc.*                 19,338                2.35%
                                              ------

Petroleum Field Services
     2,200 Core Laboratories N.V.*            32,472                3.95%
                                              ------

Petroleum Machine and Equipment
     1,000 Hanover Compressor Co.*            17,990                2.19%
                                              ------

Petroleum Product Pipeline
     500 Dynegy, Inc.                         14,500                1.76%
                                              ------

Pollution Control Equipment
     700 TRC Companies, Inc.*                 17,185                2.09%
                                              ------

Shares/Principal Amount                  Market Value           % of Assets

Retail
     1,000 Rex Stores Corp.*                  18,200                2.21%
                                              ------

Software Business
     1,000 Citrix Systems, Inc.*              17,280
     600 Net IQ Corporation                   13,086
                                              ------
                                              30,366                3.69%
                                              ------

Software Financial
     1,500 Precis, Inc.*                      17,490                2.13%

Telecommunications Equipment
     250 Opticnet, Inc.*                          32
     2,000 Telular Corp.*                     14,980
                                              ------
                                              15,012                1.82%
                                              ------

Telecommunications Services
     7,000 ACT Teleconferencing, Inc.*        35,560
     1,000 Ectel LTD.*                        14,100
     600 Metro One Telecommunications*        15,210
     3,000 Nortel Inversora S.A.               5,010
                                               -----
                                              69,880                8.49%

Transportation
     2,250 A.C.L.N. Limited*                  18,788                2.28%
                                              ------

         Total Stocks                       $808,926               98.28%
                                             -------

Put Options
Computer Networks
     2,000 Photon Dynamics April 2002              -                0.00%
                                                  --
     Put @ 30

         Total Put Options                    $    -                0.00%
                                                  --

Money Market Funds
     4,825 Fifth Third Prime Money
           market 4.63%                        4,825               59.00%
                                               -----

         Total Money Market Funds          $   4,825               59.00%
                                               -----

         Total Investments (Cost-$813,171)   813,751               98.87%

         Other Assets Less Liabilities         9,263                1.13%
                                               -----

         Net Assets                         $823,014              100.00%
                                             =======

            STATEMENT OF ASSETS AND LIABILITIES
                       MARCH 31, 2002
Assets:
     Investment Securities at Market Value                   $813,751
          (Identified Cost -  $813,171)
     Cash                                                       9,007
     Receivables:
       Dividends and Interest                                     174
     Securities Sold                                           35,944
                                                               ------
               Total Assets                                   858,876
Liabilities
     Accrued Management Fees                                    1,029
     Securities Purchased                                      34,833
                                                               ------
               Total Liabilities                               35,862
                                                               ------
Net Assets                                                  $ 823,014
                                                              =======

Net Assets Consist of:

     Capital Paid In                                        1,795,837
     Accumulated Realized Gain (Loss) on Options - Net       (246,582)
     Accumulated Realized Gain (Loss) on Investments - Net   (726,821)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net           580
Net Assets, for 188,841 Shares Outstanding                   $823,014
                                                              =======

Net Asset Value and Redemption Price
     Per Share ($823,014/188,841 shares)                        $4.36


                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2002

Investment Income:
     Dividends                                           $       3,177
     Interest                                                    2,201
          Total Investment Income                                5,378
Expenses
     Management Fees (Note 2)                                   12,842
          Total Expenses                                        12,842

Net Investment Income (Loss)                                    (7,464)

Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investments                       (463,948)
    Realized Gain (Loss) on Options                            (38,037)
    Unrealized Appreciation (Depreciation) on
      Investments                                              646,563
Net Realized and Unrealized Gain (Loss) on
  Investments                                                  144,578

Net Increase (Decrease) in Net Assets from Operations      $   137,114

Statement of Changes in Net Assets
                                                        4/1/2001      4/1/2000
                                                           to            to
                                                       3/31/2002     3/31/2001
                                                       ---------     ---------
From Operations:
     Net Investment Income (Loss)                      $ (7,464)     $ (1,198)
     Net Realized Gain (Loss) on Investments           (463,948)     (246,333)
     Net Realized Gain (loss) on Options                (38,037)     (208,545)
     Net Unrealized Appreciation (Depreciation)         646,563      (823,931)
                                                        -------      ---------
     Increase (Decrease) in Net Assets from
       Operations                                       137,114    (1,280,007)
From Distributions to Shareholders
     Net Investment Income                                    0             0
     Net Realized Gain (Loss) from Security
       Transactions                                           0      (515,705)
                                                             --      ---------
     Net  Increase (Decrease) from Distributions              0      (515,705)
From Capital Share Transactions:
     Proceeds From Sale of Shares                        79,520       336,141
     Shares Issued on Reinvestment of Dividends               0       515,705
     Cost of Shares Redeemed                            (81,259)      (51,650)
                                                        --------      --------
Net Increase (Decrease) from Shareholder Activity        (1,739)      800,196

Net Increase (Decrease) in Net Assets                   135,375      (995,516)

Net Assets at Beginning of Period                       687,639     1,683,155
                                                        --------    ---------

Net Assets at End of Period                           $ 823,014     $ 687,639
                                                      =========     =========

Share Transactions:
     Issued                                              16,632        31,425
     Reinvested                                               0        69,690
     Redeemed                                           (17,556)       (6,983)
                                                        --------       -------
Net increase (decrease) in shares                          (924)       94,132
Shares outstanding beginning of period                  189,765        95,633
                                                        -------        ------
Shares outstanding end of period                        188,841       189,765
                                                       ========       =======



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Selected data for a share outstanding throughout the period:
                            4/1/2001      4/1/2000     4/1/1999    11/23/1998**
                                to            to          to          to
                            3/30/2002     3/31/2001   3/31/2000    3/31/1999
                            ---------     ---------   ---------    ---------
Net Asset Value -
     Beginning of Period      $ 3.62       $ 17.60     $ 10.46    $ 10.00
Net Investment Income          (0.04)        (0.01)      (0.12)     (0.05)
Net Gains or Losses on
  Securities
     (realized and
      unrealized)               0.78         (9.50)       7.26       0.51
                                ----         ------       ----       ----
Total from Investment
  Operations                    0.74         (9.51)       7.14       0.46
Dividends
     (from net investment
      income)                   0.00          0.00        0.00       0.00
     (from capital gains)       0.00         (4.47)       0.00       0.00
                                ----         ------       ----       ----
     Total Distributions        0.00         (4.47)       0.00       0.00
Net Asset Value -
     End of Period            $ 4.36        $ 3.62     $ 17.60    $ 10.46

Total Return                   20.44%       (67.00)%     68.26%     13.37%

Ratios/Supplemental Data
Net Assets - End of Period
  (Thousands)                  823           688       1,683        210

Ratio of Expenses to Average
  Net Assets                    1.50%         1.50%       1.50%      1.50% *
Ratio of Net Investment Income
  to Average Net Assets        (0.87)%       (0.10)%     (1.21)%    (1.08)*
Portfolio Turnover Rate       523.69%      1013.09%     455.07%    272.04% *

* Annualized
**Commencement of operations

                          NOTES TO FINANCIAL STATEMENTS

                                 MARCH 31, 2002



1.)      Significant Accounting Policies
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998. The Fund's investment objective is to obtain capital appreciation. In seeking its objective, this Fund will invest at least 65% of its total assets in equity securities. Significant accounting policies of the Fund are presented below:

     Security Valuation:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.

2.)      Investment Advisory Agreement
     The Fund has entered into an investment advisory and administration agreement with Mutual Funds Leader, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. The Advisor pays all expenses of the fund except for brokerage fees, taxes interest and extraordinary expenses. From time to time, Mutual Funds Leader, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. The Fund paid investment management fees of $12,842 during the year ending March 31, 2002.

3.)      Related Party Transactions
     Certain owners of Mutual Funds Leader, Inc. are also owners and/or directors of the Prasad Growth Fund. These individuals may receive benefits from any management fees paid to the Advisor.

4.)      Capital Stock And Distribution
     At March 31, 2002 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $1,795,837.

5.)      Purchases and Sales of Securities
     During the year ending March 31, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,808,777 and $3,799,818 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.)      Security Transactions
     For federal income tax purposes, the cost of investments owned at March 31, 2002 was $823,748. The difference between book cost and tax cost consists of wash sales in the amount of $10,577. At March 31, 2002, the composition of unrealized appreciation and depreciation was as follows:

        Appreciation           (Depreciation)         Net Appreciation
                                                      (Depreciation)
         81,297                 (80,717)                   580




7.)      Capital loss carry fowards
     As of March 31, 2002, the Fund has federal income tax capital loss carryforwards of $962,826, of which $461,596 expires in 2009 and $501,230 expires in 2010.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.
         --------

         Exhibit          Description

         a                Amended and Restated Declaration of Trust. (1)

         b                Amended and Restated By-Laws. (1)

         c                None.

         d(1)             Investment Advisory and Administration Agreement. (1)

         d(2)             Amendment to Investment Advisory and Administration
                          Agreement. (3)

         e                None.

         f                None.

         g                Custody Agreement. (2)

         h(1)             Administration Agreement. (1)

         h(2)             Accounting Services Agreement. (1)

         i                Opinion and consent. (2)

         j                Consent of Independent Auditors.

         k                None.

         l                Subscription Agreement. (2)

         m                None.

         p                Amended Code of Ethics

(1) Incorporated by reference to the corresponding exhibit to the Registration Statement.
(2) Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(3) Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 1 to the Registration Statement.


Item 24. Persons Controlled by or Under Common Control with Registrant.
         -------------------------------------------------------------

     The Fund and the Adviser may be deemed to be under common control of Rajendra Prasad, the Chairman of the Fund and President of the Adviser.

Item 25. Indemnification
         ---------------

     Reference is made to Article IV of the Registrant's Agreement and Declaration of Trust filed as Exhibit a. The application of these provisions is limited by Article 10 of the Registrant's Amended and Restated By-laws filed as Exhibit b and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Adviser.
         --------------------------------------------------------

     None.


Item 27. Principal Underwriters.
         ----------------------

     Not applicable.


Item 28. Location of Accounts and Records.
         --------------------------------

     All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.


Item 29. Management Services.
         -------------------

     Not Applicable.


Item 30. Undertakings.
         ------------

     Not Applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Beach, State of California, on the 25th day of July, 2002. The Registrant represents that this Amendment is filed solely for the purposes described in SEC Rule 485(b)(1) and that no material event requiring disclosure in the prospectus has occurred since the effective date of Registrant's most recent post-effective Amendment.


                                      PRASAD SERIES TRUST


                                      /s/Rajendra Prasad
                                      By:  Rajendra Prasad, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                          Date

Rajendra Prasad              Chairman, Treasurer               July 25, 2002
                             and Trustee (Principal
                             Executive Officer,
                             Financial Officer and
                             Accounting Officer)

Samir Thakkar                      Trustee                     July 25, 2002

                                    EXHIBIT J

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in this Post-effective Amendment No. 4 to the Registration Statement for Prasad Series Trust (Registration Number 333-63151) of all references to our firm included in or made a part of this Amendment.


/s/McCurdy & Associates CPA's, Inc.
McCurdy & Associates CPA's, Inc.
July 23, 2002

                                    EXHIBIT P

                             AMENDED CODE OF ETHICS

                               PRASAD SERIES TRUST
                            MUTUAL FUNDS LEADER, INC.

1.       Definitions

          (a) "Access person" means any director, trustee, officer, general partner, or advisory person of the Fund or of the Adviser.

          (b)  "Adviser" means Mutual Funds Leader, Inc..

          (c) "Advisory person" means (i) any employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of covered securities by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of covered securities by the Fund.

          (d) "Beneficial ownership" shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 in determining whether a person is the beneficial owner of security for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

          (e)  "Control"  shall  have the  same  meaning  as that  set  forth in
               Section 2(a)(9) of the Investment Company Act.

          (f) "Covered security" means a security as defined in Section 2(a)(36) of the Investment Company Act, except that it does not include:

          (1)  Direct obligations of the Government of the United States;

          (2) Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

          (3)  Shares issued by open-end registered investment companies.

          (g)  "Fund" means Prasad Series Trust.

          (h) "Independent trustee" means a trustee of the Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, and who would be required to make a report under Section 4 of this Code solely by reason of being a trustee of the Fund.

          (i) "Initial public offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

          (j) "Investment company personnel" means any employees, officers and directors of investment companies, investment advisers, and principal underwriters who are subject to the requirements of SEC Rule 17j-1.

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          (k)  "investment  personnel" of a Fund means:  (i) any employee of the
               Fund (or of any company in a control relationship to the Fund) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund; and (ii) any natural
               person  who  controls  the  Fund  and  who  obtains   information
               concerning   recommendations  made  to  the  Fund  regarding  the
               purchase or sale of securities by the Fund.

          (l) "Limited offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act of 1933.

          (m) "Portfolio manager" means the person (or one of the persons) primarily responsible for the day-to-day management of the Fund's portfolio.

          (n) "Purchase or sale of a covered security" includes, among other things, the writing of an option to purchase or sell a covered security.

2.   Statement of General Fiduciary Principles

     The following general fiduciary principles shall govern personal investment activities and the interpretation and administration of this Code:

     o    The interests of Fund shareholders must be placed first at all times;

     o All personal securities transactions must be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and

     o Investment company personnel should not take inappropriate advantage of their positions.

     This Code does not attempt to identify all possible conflicts of interest, and literal compliance with each of its specific provisions will not shield investment company personnel from liability for personal trading or other conduct that violates a fiduciary duty to Fund shareholders.


3.   Substantive Restrictions on Personnel Investing Activities

     Initial Public Offerings and Limited Offerings

     Investment personnel of the Fund must obtain approval from the Fund before directly or indirectly acquiring beneficial ownership in any securities in an initial public offering or in a limited offering.


4.   Reporting

     (a)  Initial Holdings Reports
          ------------------------

          (1) Except as otherwise provided below, every access person shall report to the Fund, no later than 10 days after the person becomes an access person, the following information:

               (A) The title, number of shares (for equity securities) and principal amount (for debt securities) of each covered security in which the access person had any direct or indirect beneficial ownership when the person became an access person;

               (B) The name of any broker, dealer or bank with whom the access person maintained an account in which any securities were held for the direct or indirect benefit of the access person as of the date the person became an access person; and

               (C)  The date that the report is submitted by the access person.

          (2) An independent trustee of the Fund need not make an initial holdings report.

     (b)  Quarterly Transaction Reports.
          ------------------------------

          (1) Except as otherwise provided below, every access person shall report to the Fund, no later than 10 days after the end of each calendar quarter, the following information:

               (A) With respect to transactions in any covered security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the covered security:

                    (i) The date of the transaction, the title, the interest rate and maturity date (if applicable) and the number of shares (for equity securities) and the principal amount (for debt securities) of each covered security involved;

                    (ii) The nature of the transaction (i.e., purchase,  sale or any other type of acquisition or disposition);

                    (iii)The  price  of  the  covered   security  at  which  the
                         transaction was effected;

                    (iv) The name of the broker,  dealer or bank with or through which the transaction was effected; and

                    (v) The date that the report is submitted by the access person.

               (B) With respect to any account established by the access person in which any securities were held during the quarter for the direct or indirect benefit of the access person:

                    (i) The name of the broker, dealer or bank with whom the access person established the account;

                    (ii) The date the account was established; and

                    (iii)The date that the  report is  submitted  by the  access person.

          (2) An independent trustee of the Fund need only report a transaction in a covered security in a quarterly transaction report if such trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a trustee of the Fund, should have known that, during the 15-day period immediately before or after the date of the transaction by the trustee, such covered security was purchased or sold by the Fund or was being considered by the Fund or its investment adviser for purchase or sale by the Fund.

          (3) An access person need not make a quarterly transaction report under this section if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund with respect to the access person during the applicable time period, provided that all of the information required by Section 4(b)(1) is contained in the broker trade confirmations or account statements, or in the records of the Fund.

     (c)  Annual Holdings Reports

          (1) Except as otherwise provided below, not later than April 30 of each year, every access person shall report to the Fund annually the following information (which must be current as of March 31 of such year).

               (A) The title, number of shares (for equity securities) and principal amount (for debt securities) of each covered security in which the access person had any direct or indirect beneficial ownership;

               (B) The name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the access person; and

               (C)  The date that the report is submitted by the access person.

          (2) An independent trustee of the Fund need not make an annual holdings report.

     (d)  Exception

          A person need not make a report under this section with respect to transactions effected for, and covered securities held in, any account over which the person has no direct or indirect influence or control.

     (e)  Disclaimer

          Any report under this section may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

5.   Administration of the Code of Ethics

     (a)  General Rule

          The Fund and the Adviser must use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code.

     (b)  Written Report to Board of Trustees

          No less frequently than annually, the Fund and the Adviser each must furnish to its board of trustees, and the board must consider, a written report that:

          (1) Describes any issues arising under the Code or procedures since the last report to the board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and

          (2) Certifies that the Fund/Adviser has adopted procedures reasonably necessary to prevent access persons from violating the Code.

     (c)  Sanctions

          Upon discovering a violation of this Code, the board of trustees of the Fund or the Adviser, as the case may be, may impose such sanctions as it deems appropriate, including, among other things, disgorgement of profits, a letter of censure or suspension or termination of the employment of the violator.

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